IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE RBB FUND, INC.

Scotia Dynamic U.S. Growth Fund (the “Fund”)

Class I (DWUGX)

Class II (DWUHX)

Institutional Class (DWUIX)

Supplement dated November 8, 2016

to the Prospectus and Statement of Additional Information (“SAI”) each dated

December 31, 2015

The Board of Directors of The RBB Fund, Inc., based on the recommendation of Scotia Institutional Asset Management US, Ltd., the investment adviser to the Fund, approved the removal of the Fund’s non-fundamental investment policy requiring that the Fund invest at least 80% of its assets in equity securities of U.S. companies chosen according to a growth oriented investment approach. Otherwise, the principal investment strategies of the Fund remain unchanged, as do the “Principal Risks” of investing in the Fund.

The change to the Fund’s non-fundamental investment policy will become effective on January 9, 2017.

Please keep this Supplement with your records.